Exhibit 10.1

ARTICLES OF AMENDMENT AND RESTATEMENT
OF THE
ARTICLES OF INCORPORATION
OF
PHARMAFRONTIERS CORP.

PharmaFrontiers Corp. (“Company”), a corporation formed in the State of Texas, hereby adopts the following Articles of Amendment and Restatement of the Articles of Incorporation pursuant to the provisions of Article 4.07 of the Texas Business Corporations Act, which accurately copy the Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by the Amended and Restated Articles of Incorporation as hereinafter set forth. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation are set forth below and contain no other changes in any provision.

The number of shares of the corporation outstanding at the time of the adoption and entitled to vote was 66,967,035. The following amendments and additions to the Articles of Incorporation were adopted by the shareholders at a meeting held on June 15, 2006, who owned 44,618,472 shares of common stock constituting 66.6% of the shares outstanding and entitled to vote.

I.

The name of the Corporation is PharmaFrontiers Corp.

II.

Each statement made by these Articles of Amendment to the Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act. These Articles of Amendment to the Articles of Incorporation and each amendment made by these Articles of Amendment to the Articles of Incorporation were adopted by the shareholders of the corporation on June 15, 2006 and shall be effective June 15, 2006.

The amendment alters Article 1 of the Articles of Incorporation to reads as follows:

ARTICLE I.

The name of the corporation is Opexa Therapeutics, Inc.

The amendment alters Article 4 of the Articles of Incorporation to reads as follows:

ARTICLE IV.

The aggregate number of shares which the corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of one hundred million (100,000,000) shares of common stock having $0.50 par value (“Common Stock”), and ten million (10,000,000) shares of preferred stock having no par value (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

III.

The Articles of Incorporation and all amendments and supplements to them are superseded by the following Articles of Amendment and Restatement of the Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments set forth above:

ARTICLE I.

The name of the Corporation is Opexa Therapeutics, Inc.

ARTICLE II.

The period of duration of the Corporation is perpetual.

ARTICLE III.

The purpose or purposes for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation act.

ARTICLE IV.

 The aggregate number of shares which the corporation shall have authority to issue is one hundred ten million (110,000,000), consisting of one hundred million (100,000,000) shares of common stock having $0.50 par value (“Common Stock”), and ten million (10,000,000) shares of preferred stock having no par value (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

ARTICLE V.

The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least of one thousand dollars ($1,000), consisting of money, labor done or property actually received.

ARTICLE VI.

The street address of the registered office is c/o Brewer & Pritchard, P.C., Three Riverway, Suite 1800, Houston, Texas 77056, and the name of the registered agent is Thomas C. Pritchard.

ARTICLE VII.

The number of directors who shall constitute the Board shall equal not less than two nor more than 10, as the Board may determine by resolution from time to time. See attachment.

ARTICLE VIII.

No director of the Corporation shall be liable to the Corporation or its shareholders or members for monetary damages for any act or omission in such director’s capacity as a director, except for (i) a breach of such director’s duty of loyalty to the Corporation or its shareholders or to the Corporation, (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation, or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute.

ARTICLE IX.

The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

ARTICLE X.

Shareholders of the Corporation shall not have cumulative voting rights nor preemptive rights.

ARTICLE XI.

If the Texas Business Corporation Act (“TBCA”) requires that the shareholders vote for any of the following actions: (a) the approval of any amendment of the articles of incorporation pursuant to Article 4 of the TBCA (or any successor statute), (b) the approval of a plan of merger or exchange pursuant to Section 5.03 of the TBCA (or any successor statute thereto), (c) the approval of a sale, lease, exchange or other disposition of assets pursuant to Section 5.10 of the TBCA (or any successor statute thereto), or (d) the approval of a voluntary dissolution of the Company under Section 6.03 or the revocation of such voluntary dissolution pursuant to Section 6.05(A) of the TBCA (or any successor statutes), then the vote of shareholders required for such actions shall be (in lieu of any greater vote required by the TBCA) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment and Restatement of the Articles of Incorporation to be signed by its president this 15th day of June, 2006.

PHARMAFRONTIERS CORP.

By: /s/ David B. McWilliams
David B. McWilliams, President

ATTACHMENT TO ARTICLES OF AMENDMENT AND RESTATEMENT
OF THE
ARTICLES OF INCORPORATION
OF
PHARMAFRONTIERS CORP.

Names and Addresses of our Directors:

1. David McWilliams
2635 N. Crescent Ridge Drive
The Woodlands, Texas 77381

2. David Hung
2635 N. Crescent Ridge Drive
The Woodlands, Texas 77381

3. Greg Bailey
2635 N. Crescent Ridge Drive
The Woodlands, Texas 77381

4. Scott Seaman
2635 N. Crescent Ridge Drive
The Woodlands, Texas 77381

5. Michael Richman
2635 N. Crescent Ridge Drive
The Woodlands, Texas 77381